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                                                                 Exhibit 21.1

                             ALLIED WORLDWIDE, INC.
                                 (Subsidiaries)

North American Van Lines, Inc.

         SUBSIDIARIES OF NORTH AMERICAN VAN LINES, INC.

         A Five Star Forwarding, Inc.
         A Three Rivers Forwarding, Inc.
         Alaska USA Van Lines, Inc.
         Allied Van Lines, Inc.

                  SUBSIDIARIES OF ALLIED VAN LINES, INC.

                  A Relocation Solutions Management Company
                  A.V.L. Transportation, Inc.
                  Allied International N.A., Inc.
                  Allied Interstate Transportation, Inc.
                  Allied Van Lines, Inc. of Indiana
                  Allied Van Lines Terminal Company
                  Meridian Mobility Resources, Inc.

                    SUBSIDIARIES OF ALLIED VAN LINES TERMINAL COMPANY

                    Allied Freight Forwarding, Inc.

                       SUBSIDIARIES OF ALLIED FREIGHT FORWARDING, INC.

                       Allied Alliance Forwarding, Inc.
                       Allied Continental Forwarding, Inc.
                       Allied Domestic Forwarding, Inc.
                       Allied Intermodal Forwarding, Inc.
                       Allied Transcontinental Forwarding, Inc.
                       Allied Transportation Forwarding, Inc.

                  Cartwright Moving & Storage Co., Inc.
                  Cartwright Van Lines, Inc.
                  Trident Transport International, Inc.
                  TransGuard Insurance Company of America, Inc.

                      SUBSIDIARY OF TRANSGUARD INSURANCE COMPANY OF AMERICA,
                       INC.

                      ClaimGuard, Inc.

                  Vanguard Insurance Agency, Inc.

                      SUBSIDIARY OF VANGUARD INSURANCE AGENCY, INC.

                      TransGuard General Agency, Inc.


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         Americas Quality Van Lines, Inc.
         Anaheim Moving Systems, Inc.
         City Storage & Transfer, Inc.
         CMS Reinsurance, Ltd.
         CRS Acquisition Corp.
         CRS Title Agency, Inc.
         Corporate Transfer Service, Inc.
         Federal Traffic Service, Inc.
         Fleet Insurance Management, Inc.
         Frontrunner Worldwide, Inc.
         Global Van Lines, Inc.
         Global Worldwide, Inc.
         Great Falls North American, Inc.
         Lyon Van Lines, Inc.
         Lyon Worldwide Shipping, Inc.
         Move Management Services, Inc.
         NACAL, Inc.
         National Association of Independent Truckers, LLC
         Navtrans Container Lines, Inc.
         Navtrans International Freight Forwarding, Inc.
         Noram Forwarding, Inc.
         North American Forwarding, Inc.
         North American Logistics, Ltd.

                  SUBSIDIARIES OF NORTH AMERICAN LOGISTICS, LTD.

                  Manufacturing Support Services, LLC (51%)

         North American Moving & Storage, Inc.
         North American Van Lines of Texas, Inc.
         ProSource Properties, Ltd.
         Relocation Management Systems, Inc.
         SIRVA Relocation LLC
         StorEverything, Inc.
         U.S. Relocation Services, Inc.

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         NORTH AMERICAN INTERNATIONAL HOLDING CORPORATION

                  SUBSIDIARIES OF NORTH AMERICAN INTERNATIONAL HOLDING
                   CORPORATION

                  NA Acquisition (Ireland)

                           SUBSIDIARIES OF NA ACQUISITION (IRELAND)

                           The Baxendale Insurance Company Ltd. (Ire) (90%)

                  ALNAV Platinum Group Inc.

                           SUBSIDIARIES OF ALNAV PLATINUM GROUP INC.

                           Westmount Moving & Storage, Inc. (Demanagement et Entreposage Westmount)
                           North American Platinum Transportation Group Ltd.

                  Allied Worldwide (Asia Pacific) Pty. Ltd. (Aus)

                           SUBSIDIARIES OF ALLIED WORLDWIDE (ASIA PACIFIC)
                            PTY. LTD. (AUS)

                           Allied Pickfords Pty. Ltd. (Aus)

                                 SUBSIDIAIRES OF ALLIED PICKFORDS PTY. LTD.
                                  (AUS)

                                 Trans International Moving & Shipping Pty. Ltd.
                                  (Aus)
                                  AWG Australasia Superannuation Pty. Ltd. (Aus) Downward Pickfords (North Queensland) Pty.
                                   Ltd. (Aus)
                                  Allied Worldwide New Zealand Ltd. (NZ)

                                            SUBSIDIARIES OF ALLIED WORLDWIDE NEW
                                              ZEALAND LTD. (NZ)

                                            Allied Pickfords Ltd. (NZ)
                                            Allied Movers (NZ) Ltd. (NZ)
                                            Imaging Systems (NZ) Ltd. (NZ)

                  NA (UK) GP Corporation
                  NA (UK) Limited Partnership

                           SUBSIDIARES NA (UK) LIMITED PARTNERSHIP

                           NA Acquisition (UK) Limited

                                    SUBSIDIARIES OF NA ACQUISITION (UK) LIMITED

                                    Pickfords Ltd. (E&W)


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                                            SUBSIDIARIES OF PICKFORDS LTD. (E&W)

                                            Pickfords 1999 Limited (E&W)

                                                     SUBSIDIARIES OF PICKFORD
                                                      1999 LIMITED (E&W)

                                                     The Baxendale Insurance
                                                      Company Ltd. (Ire) (10%)

                                            A&N Removals Ltd. (E&W)
                                            Arthur Pierre (UK) Ltd. (E&W)
                                            Bullens Ltd. (E&W)
                                            Hoults Removals Ltd. (E&W)
                                            GB Crate Hire Ltd. (E&W)
                                            NA Moving Services, Ltd. (E&W)
                                            Pitt & Scott Ltd. (E&W)
                                            Allied Pickfords Ltd. (E&W)
                                            Pickfords Manhire Ltd. (E&W)
                                            Irish Security Archives Ltd. (NI)
                                            Moving Services Property Ltd. (E&W)
                                            Removedeal Ltd. (E&W)
                                            Irish Security Archives Ltd. (Ire)

                                                     SUBSIDIARES OF IRISH
                                                       SECURITY ARCHIVES LTD.
                                                       (IRE)

                                                     Allied Pickfords Ltd. (Ire)

                  midiData Spedition GmbH
                  midiData Logistik GmbH
                  NAVTRANS International Speditions GmbH
                  North American (UK) Ltd.
                  Allied Arthur Pierre SA (Lux)
                  Allied Pickfords KeS Kft (Hun)
                  A.L. Movers Private Ltd. (India)
                  Allied Pickfords LLC (UAE)
                  Allied Pickfords Ltd. (Hong Kong)

                      SUBSIDIARIES OF ALLIED PICKFORDS LTD. (HONG KONG)

                      Pickfords Worldwide Moving Ltd. (HK)
                      Pickfords Ltd. (HK)

                  AWG Investment Asia Pacific Pte. Ltd. (Sing)

                      SUBSIDIARIES OF AWG INVESTMENT ASIA PACIFIC PTE. LTD.

                      Allied Pickfords (S) Pte. Ltd. (Sing)
                      Allied Pickfords (M) Sdn Bhd (Mal)

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                  Pierre Finance (Nederland) Renting BV (Neth) Allied Pickfords
                  BV (Neth) Allied Varekamp BV (Neth) Allied Pickfords Polska SP ZOO (Poland) Allied Pickfords sro (Czech) Allied Arthur Pierre NV (Belgium) Allied Arthur Pierre SA (France) Allied International SA (Spain)